Via Edgar

November 5, 1997


Division of Investment Management
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Re:	Security First Trust
	'33 Act File No. 2-51173
	'40 Act File No. 811-2480

Dear Sir/Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, the attached for filing is the supplement, dated October 30, 1997, that has been made to the Security First Trust Prospectus, dated November 29, 1996.

Sincerely,

SECURITY FIRST TRUST

/s/ Richard C. Pearson
-----------------------
Richard C. Pearson
Senior Vice President
and General Counsel

Security First Trust

Supplement dated October 30, 1997 to Prospectus dated November 29, 1996.


Effective October 30, 1997 Security First Group, Inc. ("SFG"), the parent of Security First Investment Management Corporation ("Security Management") became a wholly owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a New York mutual life insurance company. As a result, SFG is no longer affiliated with Trilon Financial Corporation or London Insurance Group Inc. MetLife, with assets of $167 billion at June 30, 1997, is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United
States life insurance companies in terms of total life insurance in force, which is approximately $1.5 trillion. MetLife and its subsidiaries own or have under management approximately $309.8 billion in total assets. As a mutual life insurance company, MetLife has no shareholders.